SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2004

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2004-11)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                       Mortgage Pass-Through Certificates
                                 Series 2004-11

On July 25, 2004, The Bank of New York, as Trustee for CW, Mortgage Pass-Through Certificates Series 2004-11, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2004, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-Through Certificates Series 2004-11 relating to the distribution date of July 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated July 25, 2004


                             Payment Date: 07/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2004-11
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        72,893,827.89    3.256722%     3,065,054.35    197,829.09    3,262,883.44       0.00       0.00
                        2A1       269,196,043.48    3.993782%     1,856,400.70    895,925.20    2,752,325.90       0.00       0.00
                        3A1        70,937,799.17    4.874228%       404,885.91    288,139.20      693,025.11       0.00       0.00
                        3A2         4,966,695.24    4.874228%        28,348.00     20,174.01       48,522.01       0.00       0.00
Residual                AR                  0.00    3.256722%             0.00          0.13            0.13       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,647,040.48    4.024976%         2,973.27     18,941.00       21,914.27       0.00       0.00
                        B1          3,907,951.91    4.024976%         2,057.61     13,107.84       15,165.45       0.00       0.00
                        B2          2,818,522.86    4.024976%         1,484.00      9,453.74       10,937.74       0.00       0.00
                        B3          2,168,863.33    4.024976%         1,141.95      7,274.69        8,416.63       0.00       0.00
                        B4            869,544.29    4.024976%           457.83      2,916.58        3,374.41       0.00       0.00
                        B5            654,461.57    4.024976%           344.59      2,195.16        2,539.75       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        434,060,750.21     -            5,363,148.20  1,455,956.63    6,819,104.83     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        69,828,773.54              0.00
                                2A1       267,339,642.78              0.00
                                3A1        70,532,913.26              0.00
                                3A2         4,938,347.24              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,644,067.21              0.00
                                B1          3,905,894.30              0.00
                                B2          2,817,038.85              0.00
                                B3          2,167,721.39              0.00
                                B4            869,086.46              0.00
                                B5            654,116.98              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        428,697,602.01     -
--------------------------------------------------------------------------------

                             Payment Date: 07/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2004-11
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    72,893,827.89     3.256722% 12669FA78    42.027346      2.712589    957.476670
                           2A1   269,196,043.48     3.993782% 12669FA86     6.889465      3.324953    992.149497
                           3A1    70,937,799.17     4.874228% 12669FA94     5.703823      4.059156    993.631236
                           3A2     4,966,695.24     4.874228% 12669FE66     5.703823      4.059156    993.631236
Residual                   AR              0.00     3.256722% 12669FB28     0.000000      1.294573      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,647,040.48     4.024976% 12669FB36     0.526242      3.352390    998.949949
                           B1      3,907,951.91     4.024976% 12669FB44     0.526242      3.352390    998.949949
                           B2      2,818,522.86     4.024976% 12669FB51     0.526242      3.352390    998.949949
                           B3      2,168,863.33     4.024976% 12669FD83     0.526242      3.352390    998.949949
                           B4        869,544.29     4.024976% 12669FD91     0.526242      3.352390    998.949949
                           B5        654,461.57     4.024976% 12669FE25     0.526242      3.352390    998.949949
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     434,060,750.21       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2004-11
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        72,631,072.18   277,680,629.46    78,385,900.37
Loan count                    144              532              139
Avg loan rate           4.020177%        4.741607%        5.133228%
Prepay amount        3,033,006.77     1,708,639.09       392,957.22

                          Total
                          -----
Prin balance       428,697,602.01
Loan count                    815
Avg loan rate                4.69
Prepay amount        5,134,603.08

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        46,671.58       171,676.84        16,420.98
Sub servicer fees          281.04           116.50             0.00
Trustee fees               567.73         2,096.57           591.16


Agg advances                  N/A              N/A              N/A
Adv this period          3,262.54        12,957.57             0.00

                          Total
                          -----
Master serv fees       234,769.40
Sub servicer fees          397.54
Trustee fees             3,255.46


Agg advances                  N/A
Adv this period         16,220.11

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              21,904.73        81,306.45        23,162.81
Fraud                  752,982.68     2,794,936.84       796,229.47
Special Hazard       3,314,783.70             0.00             0.00

                          Total
                          -----
Bankruptcy             126,373.99
Fraud                4,344,148.99
Special Hazard       3,314,783.70


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.300463%           100.000000%            417,994,365.78
   -----------------------------------------------------------------------------
   Junior            3.699537%             0.000000%             16,057,925.19
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 3,728,793.51
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 7                 3,728,793.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,819,104.83          6,819,104.83
Principal remittance amount            5,363,148.20          5,363,148.20
Interest remittance amount             1,455,956.63          1,455,956.63